                           GREEN TREE FINANCIAL CORP.

                        CERTIFICATE OF SERVICING OFFICER



The undersigned certifies that he is a vice president and controller of Green Tree Financial Corp., a Minnesota corporation (the "Company"), and that as such he is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated as of March 1, 1994 94-1 between the Company and First Bank National Association, as Trustee (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from November 1, 1994 to November 30, 1994 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 12 day of December, 1994.

                                       GREEN TREE FINANCIAL CORP.



                                       BY: /s/Robley D. Evans
                                           -----------------------------
                                             Robley D. Evans
                                             Vice President and Controller

                        GREEN TREE FINANCIAL CORPORATION
     MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 5.60%, 6.50%, 6.90%,
                                  7.20%, 7.65%
                    PASS-THROUGH CERTIFICATES, SERIES 1994-1
                     CLASS A1, A2, A3, A4, A5 CERTIFICATES
                                 MONTHLY REPORT
                                 November, 1994

                              CUSIP#'S  393505-BU5, BV3, BW1, BX9, BY7
                              TRUST ACCOUNT #3331875-0
                              REMITTANCE DATE: 12/15/94

                                                    Total $       Per $1,000
                                                     Amount        Original
                                                   ---------    -------------
Class A Certificates
- --------------------
(1)  Amount available (including Monthly
     Servicing Fee)                              7,890,916.71

A.   Interest
     (2) Aggregate Interest
         a. Class A-1 Interest                     682,739.83     3.90137046
         b. Class A-2 Interest                     487,500.00     5.41666667
         c. Class A-3 Interest                     316,250.00     5.75000000
         d. Class A-4 Interest                     405,078.00     6.00000000
         e. Class A-5 Interest                     716,062.56     6.37499999

     (3) Amount applied to:
         a. Unpaid Class A Interest
            Shortfall                                     .00            .00

     (4) Remaining:
         a. Unpaid Class A Interest
            Shortfall                                     .00            .00

B.   Principal
     (5) Formula Principal Distribution
         Amount                                  3,756,065.01            N/A
         a. Scheduled Principal                  1,424,674.84            N/A
         b. Principal Prepayments                1,965,426.91            N/A
         c. Liquidated Contracts                   365,963.26            N/A
         d. Repurchases                                   .00            N/A

     (6) Pool Scheduled Principal
           Balance                             529,159,486.89   942.21179696
    (6a) Pool Factor                                .94221180

     (7) Unpaid Class A Principal Shortfall
         (if any) following prior Remittance
         date                                             .00

     (8) Class A Percentage for such Remittance
         Date (Until Class B Cross-Over Date,
         and on each Remittance Date thereafter
         unless each Class B Principal
         Distribution Test is satisfied, equals
         Class A Principal Balance divided by
         pool Scheduled Principal Balance)             88.41%

                       GREEN TREE FINANCIAL CORPORATION
     MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 5.60%, 6.50%, 6.90%,
                                  7.20%, 7.65%
                    PASS-THROUGH CERTIFICATES, SERIES 1994-1
                     CLASS A1, A2, A3, A4, A5 CERTIFICATES
                                 MONTHLY REPORT
                                 November, 1994
                                     Page 2

                              CUSIP#'S  393505-BU5, BV3, BW1, BX9, BY7
                              TRUST ACCOUNT #3331875-0
                              REMITTANCE DATE: 12/15/94

                                           Total $      Per $1,000
                                           Amount        Original
                                           -------      ----------
  (9) Class A Percentage for the following
      Remittance Date                           88.33%

 (10) Class A Principal Distribution:

      a. Class A-1                       3,756,065.01   21.46322863
      b. Class A-2                                .00           .00
      c. Class A-3                                .00           .00
      d. Class A-4                                .00           .00
      e. Class A-5                                .00           .00

 (11) Class A-1 Principal Balance      142,545,326.89  814.54472509
(11a) Class A-1 Pool Factor                 .81454473

 (12) Class A-2 Principal Balance       90,000,000.00  1000.0000000
(12a) Class A-2 Pool Factor                1.00000000

 (13) Class A-3 Principal Balance       55,000,000.00  1000.0000000
(13a) Class A-3 Pool Factor                1.00000000

 (14) Class A-4 Principal Balance       67,513,000.00  1000.0000000
(14a) Class A-4 Pool Factor                1.00000000

 (15) Class A-5 Principal Balance      112,323,539.00  1000.0000000
(15a) Class A-5 Pool Factor                1.00000000

 (16) Unpaid Class A Principal Shortfall
      (if any)following current Remittance
      Date                                        .00

C. Aggregate Scheduled Balances and Number of Delinquent
   Contracts as of Determination Date

 (17) 31-59 days                         3,880,953.20           161

 (18) 60 days or more                    2,519,160.35            94

 (19) Current Month Repossessions          504,060.50            25

 (20) Repossession Inventory             1,766,442.97            76

                        GREEN TREE FINANCIAL CORPORATION
     MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 5.60%, 6.50%, 6.90%,
                                  7.20%, 7.65%
                    PASS-THROUGH CERTIFICATES, SERIES 1994-1
                     CLASS A1, A2, A3, A4, A5 CERTIFICATES
                                 MONTHLY REPORT
                                 November, 1994
                                    Page 3

                            CUSIP#'S  393505-BU5, BV3, BW1, BX9, BY7
                            TRUST ACCOUNT #3331875-0
                            REMITTANCE DATE: 12/15/94

Class B Principal Distribution Tests (test must be satisfied on and after the Remittance Date occurring in April 2000)

(21) Average Sixty-Day Delinquency Ratio Test

     (a) Sixty-Day Delinquency Ratio for current
         Remittance Date                                             .48%

     (b) Average Sixty-Day Delinquency Ratio (arithmetic
         average of ratios for this month and two preceding
         months; may not exceed 4%)                                  .42%

(22) Average Thirty-Day Delinquency Ratio Test

     (a) Thirty-Day Delinquency Ratio for current
         Remittance Date                                             .73%

     (b) Average Thirty-Day Delinquency Ratio (arithmetic
         average of ratios for this month and two preceding
         months; may not exceed 6%)                                  .67%

(23) Cumulative Realized Losses Test

     (a) Cumulative Realized Losses for the current Remittance
         Date (as a percentage of Cut-off Date Pool Principal
         Balance; may not exceed 7% from April 1, 1999 to
         March 31, 2000, 9% from April 1, 2000 to
         March 31, 2001 and 10% thereafter)                         0.06%

(24) Current Realized Losses Test

     (a) Current Realized Losses for current Remittance
         Date                                                  121,136.79

     (b) Current Realized Loss Ratio (total Realized Losses for the most recent three months, divided by arithmetic
         average of Pool Scheduled Principal Balances for third
         preceding Remittance and for current Remittance Date;
         may not exceed 2.75%)                                      0.15%

(25) Class B Principal Balance Test

     (a) Class B Principal Balance (before any distributions
         on current Remittance Date) divided by pool Scheduled
         Principal Balance for prior Remittance date (must
         equal or exceed 22%) and the Class B Principal Balance
         as of such Remittance Date is greater than or equal
         to $11,232,283.00                                         11.59%

                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.60%, 7.85%
                   PASS-THROUGH CERTIFICATES, SERIES 1994-1
                          CLASS B and C CERTIFICATES
                                MONTHLY REPORT
                                November, 1994

                                  CUSIP#'S 393505BZ4, CA8
                                  REMITTANCE DATE: 12/15/94

                                                        Total $     Per $1,000
                                                        Amount       Original
                                                        -------     ----------
CLASS B1 CERTIFICATES
- ---------------------

  (1) Amount Available less the Class A
      Distribution Amount (including Monthly
      Servicing Fee)                                 1,527,221.31

  (2) Class B-1 Remittance Rate (7.60% unless
      Weighted Average Contract Rate is
      below 7.60%)                                          7.60%

  (3) Aggregate Class B1 Interest                      160,056.00    6.33333333

  (4) Amount applied to Unpaid Class
      B1 Interest Shortfall                                   .00           .00

  (5) Remaining unpaid Class B1
      Interest Shortfall                                      .00           .00

  (6) Unpaid Class B1 Principal Shortfall
      (if any) following prior Remittance Date                .00

  (7) Class B Percentage for such Remittance Date
      (until Class B Cross-over Date, and on each
      Remittance Date thereafter unless each Class
      B Principal Distribution Test is satisfied,
      equals zero.  Thereafter, if each Class B
      Principal Distribution Test is satisfied,
      equals 100% minus Class A Percentage)                   .00

 (7a) Class B Percentage for the following
      Remittance Date                                         .00

  (8) Class B1 Principal (Class B Percentage of
      Formula Principal Distribution Amount)                  .00

 (9a) Class B1 Principal Shortfall                            .00

 (9b) Unpaid Class B1 Principal Shortfall                     .00

 (10) Class B Principal Balance                     61,777,621.00

 (11) Class B1 Principal Balance                    25,272,000.00

                        GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.60%, 7.85%
                    PASS-THROUGH CERTIFICATES, SERIES 1994-1
                           CLASS B and C CERTIFICATES
                                 MONTHLY REPORT
                                 November, 1994
                                     Page 2

                                   CUSIP#'S 393505BZ4, CA8
                                   REMITTANCE DATE: 12/15/94

Class B2 and C Certificates
- ---------------------------
  (12) Remaining Amount Available            1,367,165.31

  (13) Class B-2 Remittance Rate (7.85%
       unless Weighted Average Contract
       Rate is less than 7.85%)                     7.85%

  (14) Aggregate Class B2 Interest             238,807.60    6.54166656

  (15) Amount applied to Unpaid Class
       B2 Interest Shortfall                          .00           .00

  (16) Remaining Unpaid Class B2
       Interest Shortfall                             .00           .00

  (17) Unpaid Class B2 Principal Shortfall
       (if any) following prior Remittance Date       .00

  (18) Class B2 Principal Liquidation Loss Amount     .00

  (19) Class B2 Principal (zero until Class B1
       paid down; thereafter, Class B Percentage
       of Formula Principal Distribution Amount)      .00

  (20) Guarantee Payment                              .00

  (21) Class B2 Principal Balance           36,505,621.00

  (22) Monthly Servicing Fee (Deducted from
       Certificate Account balance to arrive
       at Amount Available if the Company is
       not the Servicer; deducted from funds
       remaining after payment of Class A
       Distribution Amount and Class B1 and B2
       Distribution Amount; if the Company
       is the Servicer)                        222,048.15

  (23) 2.60 Guarantee Fee                      906,309.56

  (24) Class C Residual Payment                       .00

  (25) Repossessed Contracts                   504,060.50

  (26) Repossessed Contracts Remaining in
         Inventory                           1,766,442.97
  (27) Weighted Average Contract Rate             9.79581

                                     GTFC
                                     94-1
                                November, 1994
                              Defaulted Contracts


                                                          Estimated
                                          Repurchase       Loss at
Account #        Principal    Interest      Amount        Sale Date
- ---------        ----------   ---------   ----------      ---------

18306932          34,075.31      203.31     34,278.62     35,662.97
21314623          20,759.98      123.86     20,883.84      7,077.09
21314906          19,224.41      114.70     19,339.11      2,502.23
25320840          18,149.01      108.28     18,257.29      3,439.99
30313414           7,581.26       45.23      7,626.49      1,936.83
34305715          29,139.55      173.86     29,313.41      4,547.13
40310133          25,544.38      152.41     25,696.79      7,681.69
53312594           7,806.98       46.58      7,853.56        351.90
57311404          23,501.75      140.22     23,641.97      3,584.41
75318927          14,766.80       88.10     14,854.90      5,512.35
76311744          17,740.33      105.85     17,846.18      8,541.71
76311816          13,491.44       80.49     13,571.93      5,625.25
76311860          40,015.23      238.75     40,253.98      9,834.01
80311313          22,109.37      131.91     22,241.28      1,821.95
85312716          19,028.32      113.53     19,141.85           .00
90316770          27,807.97      165.92     27,973.89      6,027.75
90317012           9,317.28       55.59      9,372.87      3,213.62
96313148          15,903.89       94.89     15,998.78      5,349.24
                -----------   ---------   -----------   -----------

                $365,963.26   $2,183.48   $368,146.74   $112,710.12
                ===========   =========   ===========   ===========